Exhibit 99.6

Royal Cup Transaction Team Member FAQ

Q: What did Farmer Brothers announce today?

Farmer Brothers has entered into a definitive agreement with Royal Cup in which Royal Cup will acquire all outstanding shares of Farmer Brothers stock for $1.29 per share in an all-cash transaction. Once the deal closes, which is expected to be completed by our fiscal fourth quarter ending June 30, 2026, Farmer Brothers will combine with Royal Cup and become a private company.

Q: Who is Royal Cup?

Royal Cup Coffee & Tea is a nearly 130-year-old company that manufactures and distributes high-quality coffee and tea in a variety of flavors and formats. Since 1896, Royal Cup’s reach extends throughout the United States, Mexico and the Caribbean, serving customers in the foodservice, hospitality, convenience store, office and specialty coffee markets with the majority of its revenues going through its route system. Built on a strong history and family tradition, Royal Cup’s values are the heart of their work. You can learn more at royalcupcoffee.com.

In December 2025, Braemont Capital, a relationship-driven investment firm, invested in Royal Cup to further position the company for accelerated innovation, expansion and service.

Q: Who is Braemont Capital?

Braemont Capital is a Dallas-based investment firm that partners with founders, families and ownership-minded leaders to help companies achieve their next phase of growth. The firm is differentiated by the combination of an experienced team, extensive industry partner network and a flexible, long-term capital base. Braemont Capital is growth-oriented and seeks to generate superior outcomes through entrepreneurial business-building initiative. Its capital base enables it to be flexible in structuring and holding long-term investments to execute these initiatives and create enduring value. You can learn more at braemont.com.

Q: When will the deal close?

The transaction is expected to close during our fiscal fourth quarter ending June 30, 2026, subject to approval by a majority of Farmer Brothers shareholders and other customary closing conditions.

Once the deal closes, the combination of the two companies will, however, take some time. More information about this will be coming in the weeks and months ahead.

Q: What must happen for the deal to close?

While our board has unanimously approved the transaction, it must be voted on and approved by a majority of the company’s shareholders. The closing is also, of course, subject to customary conditions for transactions of this type.

Q: Will Farmer Brothers shares be paid out or will they convert to shares in Royal Cup and when will this occur?

Royal Cup will acquire all outstanding shares of Farmer Brothers stock for $1.29 per share in an all-cash transaction. Shareholders will receive $1.29 for each share of Farmer Brothers stock they own. This will be paid out after the close of the transaction. Details and more information will be sent to all shareholders once the transaction is approved.

Q: How will Farmer Brothers benefit from combining with Royal Cup?

Farmer Brothers has always been driven by the belief that connections are built over coffee, and this transaction is a true example of that as it combines us and Royal Cup – two long-standing industry leaders. Bringing together more than 250 years of coffee expertise, this combination allows us to enhance our manufacturing and production capabilities, expand our industry-leading nationwide distribution networks, create even greater economies of scale and ultimately better serve a growing nationwide customer base.

Farmer Brothers extensive West Coast and Mid-West network will combine with Royal Cups’ U.S. presence to create a nationwide coffee distribution and equipment service network unlike any other. Combining our organizations also provides numerous benefits for our team members, including greater opportunities for career development within a larger organization.

Q: How does Farmer Brothers and Royal Cup fit together in terms of mission, culture and operations?

Similar to Farmer Brothers, Royal Cup has a long-standing history as a family-owned business. Both companies share similar philosophies based on their longstanding histories as category leaders. In addition, our mission and operations are well aligned.

Q: When will Farmer Brothers and Royal Cup officially combine?

Once the deal closes, the combination of the two companies will take some time. Until then, our business and brands will continue to operate as separate, competing businesses. More information about this will be coming in the weeks and months ahead.

Q: What will the name of the combined company be?

Once the deal closes, the combination of the two companies will take some time. More information about this will be coming in the weeks and months ahead. Until then, our businesses and brands will continue to operate as separate, competing businesses.

Q: What happens to operations between now and the close of the deal and combination of the companies?

During this time, business operations will continue as normal. Farmer Brothers and Royal Cup will remain as separate, competing businesses. We will continue to provide our customers with the same high-quality coffee, tea and culinary products and outstanding equipment service we have always been known for. Customers should expect the service we provide today in terms of delivery, contractual arrangements and billing processes to also remain the same.

Q: Who will have ultimate control over operations – Farmer Brothers or Royal Cup?

Once the deal closes, the combination of the two companies will take some time. More information about this will be coming in the weeks and months ahead. Until then, our businesses and brands will continue to operate as separate, competing businesses.

Q: How will Farmer Brothers and our family of brands be incorporated into the new organization?

Once the deal closes, the combination of the two companies will take some time. More information about this will be coming in the weeks and months ahead. Until then, our businesses and brands will continue to operate as separate, competing businesses.

Q: Will we be closing any branches or distribution centers as part of the deal?

Once the deal closes, the combination of the two companies will take some time. More information about this will be coming in the weeks and months ahead. Until then, our businesses and brands will continue to operate as separate, competing businesses.

Q: Will our corporate headquarters be moving?

Once the deal closes, the combination of the two companies will take some time. More information about this will be coming in the weeks and months ahead. Until then, our businesses and brands will continue to operate as separate, competing businesses.

Impact on Team Members

Q: Will there be layoffs? If so, how many and what is the timeline?

Specific details have yet to be determined. Please know, the combination of the two companies will take some time even after the close of the transaction. Farmer Brothers and Royal Cup are committed to sharing information as quickly as possible once decisions are made in the coming weeks and months. Until then, our businesses will continue to operate as they currently do as separate, competing businesses.

Q: When will I know if my position is being retained?

Specific details have yet to be determined. Please know, the combination of the two companies will take some time even after the close of the transaction. Farmer Brothers and Royal Cup are committed to sharing information as quickly as possible once decisions are made in the coming weeks and months. Until then, our businesses will continue to operate as they currently do as separate, competing businesses.

Q: What does this mean for Farmer Brothers support teams?

Specific details have yet to be determined. Please know, the combination of the two companies will take some time even after the close of the transaction. Farmer Brothers and Royal Cup are committed to sharing information as quickly as possible once decisions are made in the coming weeks and months. Until then, our businesses will continue to operate as they currently do as separate, competing businesses.

Q: How many team members do you expect will transition to combined company?

Specific details have yet to be determined. Please know, the combination of the two companies will take some time even after the close of the transaction. Farmer Brothers and Royal Cup are committed to sharing information as quickly as possible once decisions are made in the coming weeks and months. Until then, our businesses will continue to operate as they currently do as separate, competing businesses.

Q: What will happen if I am not offered a position or choose not to accept that position?

Team members, who are not covered under a collective bargaining agreement, who are terminated within the 90-day period following the closing of the merger may be eligible to participate in the company’s severance plan, subject to the terms and conditions of the severance plan, or they may be eligible to receive separate severance benefits.

Farmer Brothers and Royal Cup are committed to sharing additional information as quickly as possible. Until then, our businesses will continue to operate as they currently do as separate, competing businesses.

Q: If I do accept the position would there be changes to my role, responsibilities, manager or location?

Specific details have yet to be determined. Please know, the combination of the two companies will take some time even after the close of the transaction. Farmer Brothers and Royal Cup are committed to sharing information as quickly as possible once decisions are made in the coming weeks and months. Until then, our businesses will continue to operate as they currently do as separate, competing businesses.

Q: If I do accept a position, will there be changes to my compensation or benefits?

Until the end of the calendar year, you will continue to receive the same base salary or base wage rate as in effect immediately prior to the closing of the merger. During this period, you will also remain eligible to receive target annual or short-term cash incentive compensation that is no less favorable than the cash incentive compensation opportunities you received immediately prior to the closing of the merger and defined contribution retirement and health and welfare benefits that are generally the same as you received immediately prior to the closing of the merger.

Farmer Brothers and Royal Cup are committed to sharing additional information as quickly as possible. Until the combination of the two companies is complete, we will continue to operate as we currently do as separate, competing businesses.

Q: How long will my current benefits continue?

Upon the closing of the merger, you may be eligible to participate in employee benefit plans maintained by Royal Cup. Farmer Brothers and Royal Cup are committed to sharing additional information as quickly as possible on the employee benefits that will be offered following closing. Until the combination of the two companies is complete, we will continue to operate as we currently do as separate, competing businesses.

Q: Will I still be eligible to participate in Farmer Brothers 401(k) account?

It is currently anticipated that team members who have worked with Farmer Brothers for more than 90 days prior to the closing of the merger will be eligible to participate in Royal Cup’s 401(k) plan immediately after the closing, subject to the terms and conditions of the plan.

Farmer Brothers and Royal Cup are committed to sharing additional information on the employee benefits that will be offered to you following the closing. Until the combination of the two companies is complete, we will continue to operate as we currently do as separate, competing businesses.

Q: If I do accept the position, will my tenure include my service at Farmer Brothers?

Your tenure with Farmer Brothers prior to the closing of the merger will be taken into account for purposes of determining whether you are eligible to participate in certain employee benefit plans maintained by Royal Cup following the closing, as well as for the purposes of determining the vesting of defined contribution retirement benefits and level of benefits that you may receive in respect of any paid time off and severance benefits.

Farmer Brothers and Royal Cup are committed to sharing additional information as quickly as possible on the employee benefits that will be offered following closing. Until the combination of the two companies is complete, we will continue to operate as we currently do as separate, competing businesses.

Q: Will anyone be offered early retirement option(s)?

Specific details have yet to be determined. Please know, the combination of the two companies will take some time even after the close of the transaction. Farmer Brothers and Royal Cup are committed to sharing information as quickly as possible once decisions are made in the coming weeks and months. Until then, our businesses will continue to operate as they currently do as separate, competing businesses.

Q: When can I expect to know more and how will I be communicated with?

Please know, the combination of the two companies will take some time even after the close of the transaction. Farmer Brothers and Royal Cup are committed to sharing information as quickly as possible once decisions are made in the coming weeks and months.

Q: Do I need to start doing anything differently between now and the close of the deal?

No. During this time, business operations will continue as normal and Farmer Brothers and Royal Cup will remain as separate, competing businesses. We will continue to provide our customers with the same high-quality coffee, tea and culinary products and outstanding equipment service we have always been known for. There will not be any changes in terms of delivery, contractual agreements or billing processes at this time for customers, vendors or other partners.

Q: How does this impact our current projects or deadlines?

This transaction will not impact any current projects or deadlines. During this time, business operations will continue as normal and Farmer Brothers and Royal Cup will remain separate, competing businesses.

Q: Who do I go to if I have questions?

As always, we have an open-door policy for questions and concerns. Team members are encouraged to bring any additional questions or concerns to their managers or HR representatives.

Other Miscellaneous Team Member Questions

Q: Will my unvested RSU grants be vested due to a change in ownership of the company? If so at what stock price and when would those pay out?

In connection with closing, your time-based RSUs will be cancelled and converted into cash-based awards with a value equal to the number of RSUs you held multiplied by the per share merger consideration. This cash-based award will be subject to the same terms and conditions as were applicable to your time-based RSUs, including vesting conditions and terms related to the treatment upon termination of employment.

Q: What should I do if I get questions from investors, media or other outside parties?

It is important to note this transaction must still go through a customary closing process and as such, you should not make any comments about it to investors, the media or others. If you receive questions from individuals other than current Farmer Brothers partners (with whom you should only use the approved talking points), you should direct them to our Director of Communications Brandi Wessel at bwessel@farmerbros.com.

Customer Impact

Q: How are we communicating this change to our customers?

An email was sent to Farmer Brothers customers on Wednesday, March 4. You can find a copy of it on the Royal Cup Transaction page of Beyond the Bean.

Q: Where can I go to get copies of those communications?

You can find a copy of it on the Royal Cup Transaction page of Beyond the Bean.

Q: How will this change impact our customers?

We will continue to provide our customers with the same high-quality coffee, tea and culinary products and outstanding equipment service we have always been known for throughout this transition. There will not be any changes in terms of delivery, contractual agreements or billing processes at this time. Business operations will continue as normal.

Q: Will there be changes to our product catalog?

No, there will not be any changes at this time.

Q: Will there be changes to delivery schedule?

No, there will not be any changes at this time.

Q: Will there be changes to existing contracts?

No, there will not be any changes at this time.

Q: Will there be changes to billing?

No, there will not be any changes at this time.

Q: Where should I direct customer questions?

Customers should speak with their Farmer Brothers partner or our customer service team at dsdcustomerservice@farmerbros.com or 800-735-2878.

Vendor/Supplier/Partner Impact

Q: How are we communicating this change to our vendors or partners?

An email was sent to our vendors and partners on March 4. You can find a copy of it on the Royal Cup Transaction page of Beyond the Bean.

Q: Where can I go to get copies of those communications?

You can find a copy of it on the Royal Cup Transaction page of Beyond the Bean.

Q: How will this change impact our vendors, suppliers and partners?

During this time, business will continue as usual. There will not be any changes to contractual agreements, schedules or billing processes at this time.

Q: Will there be changes to our product catalog?

No, there will not be any changes at this time.

Q: Will there be changes to delivery schedules?

No, there will not be any changes at this time.

Q: Will there be changes to existing contracts?

No, there will not be any changes at this time.

Q: Will there be changes to billing?

No, there will not be any changes at this time.

Q: Where should I direct vendor questions?

Vendors, suppliers and partners should speak with their Farmer Brothers partner.

Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, Farmer Brothers Coffee Co. plans to file a proxy statement and certain other documents regarding the transaction with the Securities and Exchange Commission (SEC). The definitive proxy statement (if and when available) will be mailed to stockholders of the company. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders of the company will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the company through the website maintained by the SEC at sec.gov. Copies of the documents filed with the SEC by the company will also be available to stockholders of the company free of charge on the company’s website at farmerbros.com or by written request to Farmer Brothers’ corporate secretary at 14501 N Fwy, Fort Worth, Texas 76177, Attn: Corporate Secretary.

Participants in the Solicitation

The company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the company’s stockholders in connection with the transaction. Information about the directors and executive officers of the company is set forth in its annual report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on Sept. 11, 2025, its Amendment No. 1 to annual report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on Oct. 24, 2025 and in other documents filed with the SEC by the company and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not historical facts, including, without limitation, statements relating to the transaction, including the ability to complete, the timing of completion of, and the results of, the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement, conduct and operations continuing as usual during the period between signing the merger agreement and closing the transaction and any employment benefits or terms or potential severance terms once the transaction closes and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “expects,” “intends,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “continues,” or similar expressions. Such statements are based upon the current beliefs and expectations of management of the Company. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (1) the risk that the proposed transaction may not be completed in a timely manner or at all; (2) the risk of legal proceedings that may be instituted against the company related to the merger agreement, which may result in significant costs of defense, indemnification and liability; (3) the possibility that competing acquisition proposals for the company will be made; (4) the possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the company to pay a termination fee; (6) the effects of disruption from the transactions on the company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (7) the company’s sales; (8) changes in operating costs, such as production, transportation and labor; (9) the company’s ability to leverage its existing management and infrastructure; (10) changes in general and administrative expenses, capital expenditures, effective tax rate, impairment and other costs; (11) general economic conditions and (12) conditions beyond the company’s control such as timing of government policies, natural disasters, acts of war or terrorism. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the company’s public filings with the SEC from time to time, including the company’s most recent annual report on Form 10-K for the year ended June 30, 2025, quarterly reports on Form 10-Q and current reports on Form 8-K. The company’s stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update any forward-looking statements, except as required by law.